UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

Calamos Strategic Total Return Fund

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville,

Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois

60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2014

DATE OF REPORTING PERIOD: November 1, 2013 through April 30, 2014

Item 1. Report to Shareholders

CALAMOS®

Strategic Total Return Fund (CSQ)

SEMIANNUAL REPORT APRIL 30, 2014

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Two are income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential. Calamos Strategic Total Return Fund (CSQ), falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2014. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your Fund. I invite you to read it carefully.

As our investment teams look to the future, we are excited about the breadth of possible investment opportunities we see as the U.S. and global economy continues on its recovery track. Still, we believe the climate during the reporting period highlights the importance of taking a long-term and active approach, guided by global perspective.

Calamos Strategic Total Return Fund (CSQ) is an income-oriented total return fund. This means we are focused not only on delivering a competitive stream of distributions, but also on total return. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains.

Distribution Increase

During the period, CSQ provided not only a steady monthly distribution but also increased the distribution in April by 18% to $0.0825 from $0.0700. The increase is a result of positioning the Fund to optimize returns in both the current and anticipated economic environment. We believe the Fund’s distribution rate, which was 8.78%* on a market price basis as of April 30, 2014, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/15/14 distribution was $0.0825 per share. Based on our current estimates, we anticipate that approximately $0.0593 is paid from ordinary income and approximately $0.0232 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	1

Letter to Shareholders

Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 33.)

Market Environment

Equities advanced at a good clip during the six-month period. The U.S. equity market rose 8.36%, as represented by the S&P 500 Index, and convertible securities benefited from their equity participation, as reflected in a gain of 8.23% for the BofA Merrill Lynch All U.S. Convertibles Index.

There’s a popular adage that “every bull market must climb a wall of worry.” This saying rang true during the reporting period, as returns were earned in an environment of increasing volatility and changing market leadership. In the first months of the reporting period, investors generally favored equities with growth characteristics—such as technology and biotechnology. However, in mid-March, market participants became concerned that U.S. interest rates might rise more rapidly than had been generally expected. This led to a sell-off in the stocks of growth companies where the majority of earnings and cash flows may not be realized for many years, including many of the growth stocks that had led in the previous months. Questions about the future prospects for the U.S. economic recovery intensified and investors rewarded stocks in sectors thought of as more defensive—such as utilities and consumer staples.

Meanwhile, mounting anxiety about interest rates hindered the corporate and government bond markets, and the Barclays Capital U.S. Aggregate Bond Index earned just 1.74%. High yield bonds benefited from their historically reduced interest rate sensitivity as well as from investors’ search for yield, with the Credit Suisse High Yield Index gaining 4.78%.

We See Opportunity in the Markets

We believe the economy is positioned for continued expansion, albeit at a modest overall pace, and that inflation appears to be generally well contained. We are identifying many compelling growth prospects in cyclical growth and secular growth companies. Cyclical growth companies are those that are tied to the general business cycle, such as financial companies that could benefit from higher interest rates. Secular growth companies are those that are positioned to capitalize on secular trends, such as the rise of the emerging market middle class or the global hunger for access to information and entertainment.

By many of our favored measures, equities are attractively priced, especially the stocks of growth companies. As economic recovery continues, we believe that market participants will come to more fully appreciate the merits of growth companies. We are also optimistic about trends in the convertible market, and see

2	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Letter to Shareholders

opportunities for active approaches. In addition to providing the opportunity to participate in equity market advances with potentially less downside, convertibles have been less sensitive to rising interest rates. In contrast, we are more concerned about the prospects for investment grade and government bonds. Although rates stayed low, our view is that interest rates will likely rise, first in the U.S., but eventually in the euro zone as recovery continues.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of borrowing.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with the Fund’s use of leverage. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur. However, we will continue to assess the costs versus benefits of employing swaps on an ongoing basis as part of our leverage strategy.

Asset Allocation Strategies in an Evolving Environment

I often speak with investors who ask about how they should be responding to the near-term changes in the economic environment. My advice typically focuses on looking through the short-term ups and downs and staying focused on longer-term growth trends and the broad economic landscape. Investors who time the markets are likely to get whipsawed—missing the upside and capturing the downside.

**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	3

Letter to Shareholders

In closing, I believe that this is an environment where active management and rigorous research will drive investment results. Our team is committed to serving your interests by identifying the most compelling investments in the global economy. If you have any questions or would like additional information, please visit us at www.calamos.com or contact us at 800.582.6959.

We are honored to serve you.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The BofA Merrill Lynch All U.S. Convertibles Index represents the U.S. convertible securities market. The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to 10 years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds. Sources: Mellon Analytical Solutions and Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

4	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker: CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 33.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/14
Common Shares – Inception 3/26/04
	6 Months	1 Year	Since Inception**
On Market Price	11.04%	15.62%	5.64%
On NAV	8.25%	19.79%	7.08%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS*** AS OF 4/30/14
Information Technology	17.3%
Financials	17.1
Consumer Discretionary	14.6
Energy	13.6
Industrials	13.1
Health Care	10.0
Materials	4.4
Consumer Staples	4.3
Telecommunication Services	3.1
Utilities	1.5

***Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC TOTAL RETURN FUND (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total return-oriented investment product that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of equities, convertible securities and high yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe the Fund is well positioned over the long term to generate capital gains as well as income. We believe this broader range of security types in which the Fund invests also provides us with increased opportunities for managing the risk and reward characteristics of the Fund over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution, as well as equity participation.

While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets and good prospects for sustainable growth. We continue to remain “cautiously optimistic” with respect to the U.S. equity market and look forward to continued growth through economic improvement.

How did the Fund perform over the reporting period?

The Fund gained 8.25% on a net asset value (NAV) basis and 11.04% on a market price basis for the six-month period ended April 30, 2014. For the same period, the S&P 500 Index gained 8.36% and the Credit Suisse High Yield Index returned 4.78%.

At the end of the reporting period, the Fund’s shares traded at a 8.66% discount to net asset value.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

6	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Investment Team Discussion

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as long-term holdings within asset allocations, we believe NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. As a result of our positioning and our forward expectations, the Fund increased its monthly distribution in April to $0.0825 from $0.0700, a 17.86% increase. The Fund’s annual distribution rate was 8.78% of market price as of April 30, 2014.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2014, the dividend yield of S&P 500 Index stocks averaged 1.95%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasurys and 30-year U.S. Treasurys yielding 2.65% and 3.46%, respectively.

What factors influenced performance over the reporting period?

The Fund enjoys a broad investment mandate that allows it to dynamically take advantage of opportunities in multiple sectors and asset classes as opportunities present themselves. During the period, we increased the Fund’s exposure to convertible securities and common stock assets to a combined total of approximately 82% as of the end of the period. This enabled us to have greater participation in the improving equity and convertible markets. Both convertibles and bonds provided income while convertibles and equities provided solid capital appreciation to boost net asset value. Further, credit sensitive convertibles and high-yield bonds overcame rising interest rates during the period and benefited from narrowing credit spreads.

Within the convertible market, the convertibles that performed the best during the reporting period had the most equity sensitivity or the most credit sensitivity. These securities benefited from strong equity market performance during the period. As our Fund has been historically managed towards total return convertibles—convertibles that display asymmetric upside and downside relative to the underlying common stock—we had lighter allocations to these outperforming areas during the reporting period and this held back returns.

The Fund’s selection in the consumer discretionary sector, specifically in the movies and entertainment industry, sparked performance, as did an underweight toward consumer staples, especially in the household products industry. Our selection in and underweight toward health care, namely in the pharmaceuticals industry, hindered performance, as did selection in information technology.

ASSET ALLOCATION AS OF 4/30/14

Fund asset allocations are based on total investments and may vary over time.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	7

Investment Team Discussion

How is the Fund positioned?

The portfolio is positioned to reflect our constructive market outlook and pro-cyclical stance. We are emphasizing companies with attractive growth fundamentals and increasing returns on invested capital selling at reasonable valuations. We expect U.S. and global growth will continue at a measured pace, but we also anticipate periods of spiking volatility within the global markets and maintain a strong focus on risk management.

We are favoring U.S. companies well-positioned to benefit from improving consumer balance sheets, strong demand for housing and innovative manufacturing processes. We are particularly focused on investment opportunities within the technology, financials, health care and consumer cyclical areas of the market. Given the environment characterized by highly rotational markets, we are actively managing sector exposures in conjunction with our fundamental, bottom-up research.

The Fund is allocated heaviest to convertibles displaying attractive risk-reward attributes relative to their underlying common stocks. While the Fund invests across the entire credit quality spectrum, it currently has a much lighter allocation to the most speculatively rated (CCC) issuers. We have witnessed in the past that these most speculatively rated holdings do not provide the necessary downside protection when the underlying equity declines. Accordingly, we continue to maintain a higher average credit quality than the Credit Suisse High Yield Index.

In terms of economic sectors, we slightly increased the Fund exposures in financials, health care and information technology. We believe given the current macroeconomic dynamics, these areas are more poised to perform well. We have slightly reduced our holdings in energy and consumer discretionary.

The Fund is currently employing leverage at approximately 27%, borrowing through floating rate bank debt. Given the low borrowing costs at the present rate, we believe this has been, and continues to be, beneficial to our shareholders. In addition, approximately 33% of our floating rate debt is hedged through interest rate swaps, a defensive strategy that mitigates the Fund’s exposure to a sudden rise in short-term interest rates.

Do you have any closing thoughts for Fund shareholders?

The U.S. economy continues to exhibit signs of measured growth, and our global outlook remains cautiously optimistic. While market behavior can be volatile and choppy at times, we have seen a pick-up in consumer spending and strength in manufacturing, which has kept stock prices elevated. In addition, the Federal Reserve remains steadfast in its accommodative policy, while interest rates and inflation stand at lower levels. Taper talk and the prospect of higher interest rates by late 2015 indicate the economy is growing steadily. We believe that economic growth is likely to accelerate as the weather reverts to normal, which should benefit retail, autos and other key sectors.

As investors have increasingly sought out convertibles and equity sensitivity has increased, we believe that opportunities are significant, but the need for disciplined active management remains paramount. We maintain a focus on convertibles that offer the potential to balance upside equity participation with potential downside protection.

8	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Investment Team Discussion

We are positioning the portfolio with the goal of balancing secular and cyclical growth opportunities, while maintaining a keen adherence to valuation discipline. We are favoring companies in the technology, consumer discretionary, industrial and financial sectors. Historically, companies in these sectors have performed well as the economy expands with minimal inflation and an upward sloping yield curve. We remain disciplined about what we pay for companies, and we believe a fundamentally-driven market environment favors our more active investment approach.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (22.7%)
	Consumer Discretionary (3.8%)
1,096,000	Altice, SA* 7.750%, 05/15/22	$1,143,950
1,327,000	Bon-Ton Department Stores, Inc.^m 8.000%, 06/15/21	1,274,749
278,000	Century Communities* 6.875%, 05/15/22	275,884
1,879,000	Chrysler Group, LLC* 8.000%, 06/15/19	2,056,331
	DISH DBS Corp.m
9,573,000	5.875%, 07/15/22	10,344,823
6,653,000	5.125%, 05/01/20	7,002,282
2,583,000	Dufry Finance, SCA*m 5.500%, 10/15/20	2,687,934
2,149,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	2,217,499
	Goodyear Tire & Rubber Companym
3,522,000	7.000%, 05/15/22	3,889,609
888,000	8.250%, 08/15/20	984,570
1,926,000	Greektown Holdings, LLC*m 8.875%, 03/15/19	1,989,799
	Icahn Enterprises, LP*m
3,757,000	6.000%, 08/01/20	3,977,724
1,947,000	5.875%, 02/01/22	1,981,073
207,000	4.875%, 03/15/19	209,976
2,348,000	Jaguar Land Rover Automotive, PLC*m 8.125%, 05/15/21	2,662,045
1,906,000	Liberty Interactive, LLCm 8.250%, 02/01/30	2,089,452
	Meritage Homes Corp.m
2,567,000	7.000%, 04/01/22	2,822,096
1,957,000	7.150%, 04/15/20	2,178,386
	Neiman Marcus Group LTD, LLC*
450,000	8.750%, 10/15/21^	498,375
356,000	8.000%, 10/15/21	391,378
	Numericable Group, SA*
2,035,000	6.000%, 05/15/22	2,085,875
157,000	6.250%, 05/15/24	160,729
3,522,000	Outerwall, Inc.m 6.000%, 03/15/19	3,658,477
6,739,000	Royal Caribbean Cruises, Ltd.m 7.500%, 10/15/27	7,602,434
4,661,000	Ryland Group, Inc.m 5.375%, 10/01/22	4,634,782
1,659,000	Sally Holdings, LLC / Sally Capital, Inc.m 5.750%, 06/01/22	1,764,761
1,096,000	Time, Inc.*^ 5.750%, 04/15/22	1,092,575

		71,677,568

	Consumer Staples (0.5%)
736,000	Alphabet Holding Company, Inc.m 7.750%, 11/01/17	762,680

PRINCIPAL AMOUNT		VALUE

	Post Holdings, Inc.m
7,052,000	7.375%, 02/15/22	$7,594,123
665,000	7.375%, 02/15/22*	709,056

		9,065,859

	Energy (5.8%)
4,829,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	5,176,084
4,305,000	Berry Petroleum Companym 6.375%, 09/15/22	4,444,912
1,832,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	1,960,240
4,892,000	Calfrac Holdings, LP*m 7.500%, 12/01/20	5,206,922
	Calumet Specialty Products Partners, LPm
1,177,000	6.500%, 04/15/21*	1,179,943
1,879,000	7.625%, 01/15/22	1,978,822
2,348,000	9.625%, 08/01/20	2,713,408
	Carrizo Oil & Gas, Inc.m
2,376,000	7.500%, 09/15/20	2,613,600
2,192,000	8.625%, 10/15/18	2,349,550
8,610,000	Cimarex Energy Companym 5.875%, 05/01/22	9,390,281
5,557,000	Drill Rigs Holdings, Inc.*m 6.500%, 10/01/17	5,741,076
2,192,000	Energy Transfer Equity, LPm 5.875%, 01/15/24	2,241,320
704,000	Forum Energy Technologies, Inc.*m 6.250%, 10/01/21	746,680
8,610,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	8,959,781
3,914,000	Holly Energy Partners, LPm 6.500%, 03/01/20	4,183,087
10,176,000	Linn Energy, LLC*m‡ 7.250%, 11/01/19	10,544,880
	Oasis Petroleum, Inc.m
3,886,000	6.500%, 11/01/21^	4,170,164
1,174,000	6.875%, 01/15/23	1,274,524
1,297,000	Pioneer Energy Services Corp.*m 6.125%, 03/15/22	1,333,478
2,463,000	Rice Energy, Inc.* 6.250%, 05/01/22	2,464,539
5,088,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	5,736,720
3,131,000	SESI, LLCm 7.125%, 12/15/21	3,530,203
2,348,000	SM Energy Companym 6.500%, 11/15/21	2,532,905
5,088,000	Swift Energy Companym 8.875%, 01/15/20	5,374,200
2,614,000	Trinidad Drilling, Ltd.*m 7.875%, 01/15/19	2,796,980
9,902,000	W&T Offshore, Inc.m 8.500%, 06/15/19	10,749,859

10	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

1,683,000	Western Refining, Inc.m 6.250%, 04/01/21	$1,750,320

		111,144,478

	Financials (1.4%)
3,992,000	AON Corp.m 8.205%, 01/01/27	5,044,012
861,000	DuPont Fabros Technology, LPm 5.875%, 09/15/21	900,283
818,000	First Cash Financial Services, Inc.*m 6.750%, 04/01/21	848,164
6,810,000	Jefferies Finance, LLC*m 7.375%, 04/01/20	7,171,781
8,610,000	Neuberger Berman Group, LLC*m 5.875%, 03/15/22	9,234,225
2,583,000	Nuveen Investments, Inc.* 9.125%, 10/15/17	2,831,614

		26,030,079

	Health Care (2.1%)
9,628,000	Community Health Systems, Inc.m 7.125%, 07/15/20	10,344,082
1,324,000	ConvaTec Finance International, SA* 8.250%, 01/15/19	1,362,893
4,305,000	Endo Health Solutions, Inc. 7.000%, 07/15/19	4,644,019
6,199,000	Hologic, Inc.m 6.250%, 08/01/20	6,570,940
1,691,000	Salix Pharmaceuticals, Ltd.*m 6.000%, 01/15/21	1,816,768
	Valeant Pharmaceuticals International, Inc.*m
7,045,000	7.000%, 10/01/20	7,573,375
2,896,000	7.250%, 07/15/22	3,174,740
2,403,000	7.500%, 07/15/21	2,682,349
1,409,000	VPII Escrow Corp.*m 6.750%, 08/15/18	1,530,526

		39,699,692

	Industrials (2.6%)
4,751,000	ACCO Brands Corp.^ 6.750%, 04/30/20	4,929,163
3,976,000	Deluxe Corp.m 6.000%, 11/15/20	4,172,315
1,648,000	Garda World Security Corp.* 7.250%, 11/15/21	1,727,310
3,605,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	3,972,259
1,120,000	Michael Baker Holdings, LLC / Michael Baker Finance Corp.*m 8.875%, 04/15/19	1,134,000
2,113,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.*m 8.250%, 10/15/18	2,250,345
4,603,000	Navistar International Corp.^ 8.250%, 11/01/21	4,709,444

PRINCIPAL AMOUNT		VALUE

6,105,000	Rexel, SA*m 6.125%, 12/15/19	$6,513,272
	Terex Corp.m
6,262,000	6.500%, 04/01/20	6,833,408
1,080,000	6.000%, 05/15/21	1,156,950
1,092,000	TransDigm, Inc.m 7.750%, 12/15/18	1,162,298
1,800,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	1,945,125
9,002,000	United Rentals North America, Inc.m 7.625%, 04/15/22	10,161,007

		50,666,896

	Information Technology (1.7%)
767,000	ACI Worldwide, Inc.*m 6.375%, 08/15/20	813,979
2,348,000	Activision Blizzard, Inc.*m 5.625%, 09/15/21	2,507,957
	Amkor Technology, Inc.m
3,522,000	6.625%, 06/01/21^	3,768,540
2,411,000	6.375%, 10/01/22	2,528,536
8,610,000	Belden, Inc.*m 5.500%, 09/01/22	8,706,862
5,088,000	Nuance Communications, Inc.*m 5.375%, 08/15/20	5,142,060
626,000	NXP Semiconductors, NV* 5.750%, 03/15/23	659,648
2,755,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	2,892,750
5,479,000	ViaSat, Inc.^m 6.875%, 06/15/20	5,879,652

		32,899,984

	Materials (2.3%)
964,000	Chemtura Corp.^m 5.750%, 07/15/21	1,001,958
	First Quantum Minerals, Ltd.*
2,475,000	7.000%, 02/15/21	2,509,031
2,475,000	6.750%, 02/15/20	2,505,937
9,784,000	FMG Resources*^ 8.250%, 11/01/19	10,799,090
	INEOS Group Holdings, SA*
2,505,000	6.125%, 08/15/18^	2,602,069
470,000	5.875%, 02/15/19	479,988
	New Gold, Inc.*m
6,262,000	7.000%, 04/15/20	6,618,151
1,644,000	6.250%, 11/15/22	1,689,210
	Sealed Air Corp.*m
4,094,000	8.125%, 09/15/19	4,572,486
1,307,000	5.250%, 04/01/23	1,326,605
4,532,000	Trinseo Materials Operating, SCA 8.750%, 02/01/19	4,852,072
4,262,000	United States Steel Corp.^ 6.875%, 04/01/21	4,552,349

		43,508,946

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Telecommunication Services (1.4%)
1,531,000	CenturyLink, Inc.m 6.750%, 12/01/23	$1,646,659
2,646,000	Frontier Communications Corp.m 7.625%, 04/15/24	2,748,533
	Intelsat, SA
8,610,000	7.750%, 06/01/21^	8,986,687
626,000	8.125%, 06/01/23	659,256
	Sprint Corp.*m
4,994,000	7.875%, 09/15/23	5,505,885
2,317,000	7.125%, 06/15/24	2,428,506
1,577,000	7.250%, 09/15/21	1,718,930
3,483,000	T-Mobile USA, Inc.m 6.625%, 04/01/23	3,735,518

		27,429,974

	Utilities (1.1%)
2,270,000	AES Corp.m 7.375%, 07/01/21	2,600,569
6,379,000	AmeriGas Finance Corp.µ 7.000%, 05/20/22	7,032,847
	Calpine Corp.*m
8,133,000	7.875%, 01/15/23	9,134,376
1,709,000	7.500%, 02/15/21	1,873,491

		20,641,283

	TOTAL CORPORATE BONDS (Cost $410,770,419)	432,764,759

CONVERTIBLE BONDS (23.2%)
	Consumer Discretionary (5.0%)
6,500,000	HomeAway, Inc.*m 0.125%, 04/01/19	6,280,300
6,000,000	Iconix Brand Group, Inc.m 2.500%, 06/01/16	8,675,040
	Jarden Corp.*m
13,445,000	1.125%, 03/15/34	13,407,825
8,300,000	1.500%, 06/15/19^	9,816,161
25,000,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	32,590,500
10,050,000	Liberty Media Corp.*^ 1.375%, 10/15/23	9,789,102
10,400,000	MGM Resorts International^m 4.250%, 04/15/15	14,809,964

		95,368,892

	Financials (1.9%)
	Ares Capital Corp.m
7,676,000	4.750%, 01/15/18	8,254,195
3,458,000	5.750%, 02/01/16	3,755,855
3,400,000	IAS Operating Partnership, LP*m 5.000%, 03/15/18	3,316,037
	MGIC Investment Corp.m
5,600,000	5.000%, 05/01/17	6,445,516
4,500,000	2.000%, 04/01/20	6,437,610

PRINCIPAL AMOUNT		VALUE

2,944,000	Portfolio Recovery Associates, Inc.*m 3.000%, 08/01/20	$3,458,832
3,500,000	Starwood Property Trust, Inc.m 4.550%, 03/01/18	4,052,387

		35,720,432

	Health Care (4.7%)
	BioMarin Pharmaceutical, Inc.
7,082,000	0.750%, 10/15/18	7,260,572
5,815,000	1.500%, 10/15/20^	5,979,390
6,300,000	Cepheid, Inc.*^ 1.250%, 02/01/21	6,356,637
24,200,000	Cubist Pharmaceuticals, Inc.*^ 1.875%, 09/01/20	28,180,174
4,700,000	Hologic, Inc.^m‡ 2.000%, 12/15/37	5,284,774
2,182,000	Illumina, Inc.*m 0.250%, 03/15/16	3,706,465
8,416,000	Medidata Solutions, Inc.*^ 1.000%, 08/01/18	8,494,227
2,138,000	Molina Healthcare, Inc.m 1.125%, 01/15/20	2,413,567
15,000,000	WellPoint, Inc.^m 2.750%, 10/15/42	21,922,350

		89,598,156

	Industrials (1.7%)
2,569,000	Air Lease Corp.^ 3.875%, 12/01/18	3,714,363
2,000,000	Alliant Techsystems, Inc.m 3.000%, 08/15/24	3,766,000
15,300,000	Trinity Industries, Inc.^m 3.875%, 06/01/36	25,365,411

		32,845,774

	Information Technology (8.4%)
12,500,000	Concur Technologies, Inc.* 0.500%, 06/15/18	13,416,812
6,700,000	Cornerstone OnDemand, Inc.*m 1.500%, 07/01/18	6,970,178
2,528,000	Electronic Arts, Inc.^ 0.750%, 07/15/16	2,886,622
5,900,000	Finisar Corp.*m 0.500%, 12/15/33	6,781,755
5,350,000	Infinera Corp.*m 1.750%, 06/01/18	5,654,335
9,900,000	Linear Technology Corp. 3.000%, 05/01/27	11,593,147
8,135,000	Netsuite, Inc.*^ 0.250%, 06/01/18	8,366,848
23,500,000	Salesforce.com, Inc.^m 0.250%, 04/01/18	25,901,347
38,000,000	SanDisk Corp.*^m 0.500%, 10/15/20	43,244,760
19,100,000	ServiceNow, Inc.*^ 0.000%, 11/01/18	19,323,852

12	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Workday, Inc.*
6,700,000	1.500%, 07/15/20	$7,853,774
6,700,000	0.750%, 07/15/18^	7,741,448

		159,734,878

	Materials (1.5%)
9,300,000	Cemex, SAB de CV 3.250%, 03/15/16	13,243,339
10,500,000	Glencore Finance Europe, SAm 5.000%, 12/31/14	11,519,348
4,000,000	RTI International Metals, Inc.m 1.625%, 10/15/19	4,032,860

		28,795,547

	TOTAL CONVERTIBLE BONDS (Cost $402,919,079)	442,063,679

U.S. GOVERNMENT AND AGENCY SECURITIES (0.1%)
	United States Treasury Note
1,839,000	0.125%, 12/31/14^~	1,839,790
431,000	0.250%, 02/15/15	431,564

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $2,270,391)	2,271,354

SYNTHETIC CONVERTIBLE SECURITIES (7.4%) ¤
Corporate Bonds (6.3%)
	Consumer Discretionary (1.1%)
304,000	Altice, SA* 7.750%, 05/15/22	317,300
368,000	Bon-Ton Department Stores, Inc.^m 8.000%, 06/15/21	353,510
77,000	Century Communities* 6.875%, 05/15/22	76,414
521,000	Chrysler Group, LLC* 8.000%, 06/15/19	570,169
	DISH DBS Corp.m
2,657,000	5.875%, 07/15/22	2,871,221
1,847,000	5.125%, 05/01/20	1,943,967
717,000	Dufry Finance, SCA*m 5.500%, 10/15/20	746,128
597,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	616,029
	Goodyear Tire & Rubber Companym
978,000	7.000%, 05/15/22	1,080,079
247,000	8.250%, 08/15/20	273,861
534,000	Greektown Holdings, LLC*m 8.875%, 03/15/19	551,689
	Icahn Enterprises, LP*m
1,043,000	6.000%, 08/01/20	1,104,276
541,000	5.875%, 02/01/22	550,468
58,000	4.875%, 03/15/19	58,834
652,000	Jaguar Land Rover Automotive, PLC*m 8.125%, 05/15/21	739,205
529,000	Liberty Interactive, LLCm 8.250%, 02/01/30	579,916

PRINCIPAL AMOUNT		VALUE

	Meritage Homes Corp.m
713,000	7.000%, 04/01/22	$783,854
543,000	7.150%, 04/15/20	604,427
	Neiman Marcus Group LTD, LLC*
125,000	8.750%, 10/15/21^	138,438
99,000	8.000%, 10/15/21	108,838
	Numericable Group, SA*
565,000	6.000%, 05/15/22	579,125
43,000	6.250%, 05/15/24	44,021
978,000	Outerwall, Inc.m 6.000%, 03/15/19	1,015,898
1,871,000	Royal Caribbean Cruises, Ltd.m 7.500%, 10/15/27	2,110,722
1,294,000	Ryland Group, Inc.m 5.375%, 10/01/22	1,286,721
461,000	Sally Holdings, LLC / Sally Capital, Inc.m 5.750%, 06/01/22	490,389
304,000	Time, Inc.*^ 5.750%, 04/15/22	303,050

		19,898,549

	Consumer Staples (0.1%)
204,000	Alphabet Holding Company, Inc.m 7.750%, 11/01/17	211,395
	Post Holdings, Inc.m
1,957,000	7.375%, 02/15/22	2,107,445
185,000	7.375%, 02/15/22*	197,256

		2,516,096

	Energy (1.6%)
1,340,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	1,436,312
1,195,000	Berry Petroleum Companym 6.375%, 09/15/22	1,233,837
508,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	543,560
1,358,000	Calfrac Holdings, LP*m 7.500%, 12/01/20	1,445,421
	Calumet Specialty Products Partners, LPm
652,000	9.625%, 08/01/20	753,468
521,000	7.625%, 01/15/22	548,678
327,000	6.500%, 04/15/21*	327,818
	Carrizo Oil & Gas, Inc.m
659,000	7.500%, 09/15/20	724,900
608,000	8.625%, 10/15/18	651,700
2,390,000	Cimarex Energy Companym 5.875%, 05/01/22	2,606,594
1,543,000	Drill Rigs Holdings, Inc.*m 6.500%, 10/01/17	1,594,112
608,000	Energy Transfer Equity, LPm 5.875%, 01/15/24	621,680
196,000	Forum Energy Technologies, Inc.*m 6.250%, 10/01/21	207,883

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

2,390,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	$2,487,094
1,086,000	Holly Energy Partners, LPm 6.500%, 03/01/20	1,160,662
2,824,000	Linn Energy, LLC*m‡ 7.250%, 11/01/19	2,926,370
	Oasis Petroleum, Inc.m
1,079,000	6.500%, 11/01/21^	1,157,902
326,000	6.875%, 01/15/23	353,914
360,000	Pioneer Energy Services Corp.*m 6.125%, 03/15/22	370,125
683,000	Rice Energy, Inc.* 6.250%, 05/01/22	683,427
1,412,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	1,592,030
869,000	SESI, LLCm 7.125%, 12/15/21	979,797
652,000	SM Energy Companym 6.500%, 11/15/21	703,345
1,412,000	Swift Energy Companym 8.875%, 01/15/20	1,491,425
726,000	Trinidad Drilling, Ltd.*m 7.875%, 01/15/19	776,820
2,748,000	W&T Offshore, Inc.m 8.500%, 06/15/19	2,983,297
467,000	Western Refining, Inc.m 6.250%, 04/01/21	485,680

		30,847,851

	Financials (0.4%)
1,108,000	AON Corp.m 8.205%, 01/01/27	1,399,991
239,000	DuPont Fabros Technology, LPm 5.875%, 09/15/21	249,905
227,000	First Cash Financial Services, Inc.*m 6.750%, 04/01/21	235,371
1,890,000	Jefferies Finance, LLC*m 7.375%, 04/01/20	1,990,406
2,390,000	Neuberger Berman Group, LLC*m 5.875%, 03/15/22	2,563,275
717,000	Nuveen Investments, Inc.* 9.125%, 10/15/17	786,011

		7,224,959

	Health Care (0.6%)
2,672,000	Community Health Systems, Inc.m 7.125%, 07/15/20	2,870,730
368,000	ConvaTec Finance International, SA* 8.250%, 01/15/19	378,810
1,195,000	Endo Health Solutions, Inc. 7.000%, 07/15/19	1,289,106
1,721,000	Hologic, Inc.m 6.250%, 08/01/20	1,824,260
469,000	Salix Pharmaceuticals, Ltd.*m 6.000%, 01/15/21	503,882

PRINCIPAL AMOUNT		VALUE

	Valeant Pharmaceuticals International, Inc.*m
1,955,000	7.000%, 10/01/20	$2,101,625
804,000	7.250%, 07/15/22	881,385
667,000	7.500%, 07/15/21	744,539
391,000	VPII Escrow Corp.*m 6.750%, 08/15/18	424,724

		11,019,061

	Industrials (0.7%)
1,319,000	ACCO Brands Corp.^ 6.750%, 04/30/20	1,368,462
1,104,000	Deluxe Corp.m 6.000%, 11/15/20	1,158,510
457,000	Garda World Security Corp.* 7.250%, 11/15/21	478,993
1,000,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	1,101,875
311,000	Michael Baker Holdings, LLC / Michael Baker Finance Corp.*m 8.875%, 04/15/19	314,888
587,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.*m 8.250%, 10/15/18	625,155
1,277,000	Navistar International Corp.^ 8.250%, 11/01/21	1,306,531
1,695,000	Rexel, SA*m 6.125%, 12/15/19	1,808,353
	Terex Corp.m
1,738,000	6.500%, 04/01/20	1,896,592
300,000	6.000%, 05/15/21	321,375
303,000	TransDigm, Inc.m 7.750%, 12/15/18	322,506
500,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	540,313
2,498,000	United Rentals North America, Inc.m 7.625%, 04/15/22	2,819,617

		14,063,170

	Information Technology (0.5%)
213,000	ACI Worldwide, Inc.*m 6.375%, 08/15/20	226,046
652,000	Activision Blizzard, Inc.*m 5.625%, 09/15/21	696,418
	Amkor Technology, Inc.m
978,000	6.625%, 06/01/21^	1,046,460
669,000	6.375%, 10/01/22	701,614
2,390,000	Belden, Inc.*m 5.500%, 09/01/22	2,416,887
1,412,000	Nuance Communications, Inc.*m 5.375%, 08/15/20	1,427,002
174,000	NXP Semiconductors, NV* 5.750%, 03/15/23	183,353
765,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	803,250

14	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

1,521,000	ViaSat, Inc.^m 6.875%, 06/15/20	$1,632,223

		9,133,253

	Materials (0.6%)
267,000	Chemtura Corp.^m 5.750%, 07/15/21	277,513
	First Quantum Minerals, Ltd.*
687,000	7.000%, 02/15/21	696,446
687,000	6.750%, 02/15/20	695,587
2,716,000	FMG Resources*^ 8.250%, 11/01/19	2,997,785
	INEOS Group Holdings, SA*
695,000	6.125%, 08/15/18^	721,931
130,000	5.875%, 02/15/19	132,763
	New Gold, Inc.*m
1,738,000	7.000%, 04/15/20	1,836,849
456,000	6.250%, 11/15/22	468,540
	Sealed Air Corp.*m
1,136,000	8.125%, 09/15/19	1,268,770
363,000	5.250%, 04/01/23	368,445
1,258,000	Trinseo Materials Operating, SCA 8.750%, 02/01/19	1,346,846
1,183,000	United States Steel Corp.^ 6.875%, 04/01/21	1,263,592

		12,075,067

	Telecommunication Services (0.4%)
425,000	CenturyLink, Inc.m 6.750%, 12/01/23	457,107
734,000	Frontier Communications Corp.m 7.625%, 04/15/24	762,443
	Intelsat, SA
2,390,000	7.750%, 06/01/21^	2,494,562
174,000	8.125%, 06/01/23	183,244
	Sprint Corp.*m
1,386,000	7.875%, 09/15/23	1,528,065
643,000	7.125%, 06/15/24	673,944
438,000	7.250%, 09/15/21	477,420
967,000	T-Mobile USA, Inc.m 6.625%, 04/01/23	1,037,107

		7,613,892

	Utilities (0.3%)
630,000	AES Corp.m 7.375%, 07/01/21	721,744
1,771,000	AmeriGas Finance Corp.m 7.000%, 05/20/22	1,952,527
	Calpine Corp.*m
2,257,000	7.875%, 01/15/23	2,534,893
474,000	7.500%, 02/15/21	519,623

		5,728,787

	TOTAL CORPORATE BONDS	120,120,685

PRINCIPAL AMOUNT		VALUE

U.S. Government and Agency Securities (0.0%)
	United States Treasury Note
511,000	0.125%, 12/31/14^~	$511,219
119,000	0.250%, 02/15/15	119,156

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	630,375

NUMBER OF CONTRACTS		VALUE

Purchased Options (1.1%) #
	Consumer Discretionary (0.1%)
1,050	Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $82.50	1,601,250

	Health Care (0.8%)
6,500	Gilead Sciences, Inc. Call, 01/17/15, Strike $60.00	13,520,000
380	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	2,604,900

		16,124,900

	Information Technology (0.2%)
4,750	Facebook, Inc. Call, 01/17/15, Strike $67.50	2,683,750
840	Linkedin Corp. Call, 01/17/15, Strike $190.00	898,800

		3,582,550

	TOTAL PURCHASED OPTIONS	21,308,700

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $133,265,456)	142,059,760

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (8.3%)
	Consumer Staples (0.6%)
111,900	Bunge, Ltd. 4.875%	11,861,400

	Energy (2.1%)
33,074	Chesapeake Energy Corp.* 5.750%	39,234,033

	Financials (1.9%)
127,000	Crown Castle International Corp. 4.500%	12,679,680
515,000	MetLife, Inc.m 5.000%	15,681,750
156,667	Weyerhaeuser Company^ 6.375%	8,771,785

		37,133,215

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE

		Industrials (2.7%)
70,000		Stanley Black & Decker, Inc.^ 6.250%	$7,828,100
650,000		United Technologies Corp.^ 7.500%	42,991,000

			50,819,100

		Telecommunication Services (0.3%)
100,000		Intelsat, SA 5.750%	5,113,000

		Utilities (0.7%)
230,000		NextEra Energy, Inc.^ 5.799%	13,050,200

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $147,125,578)	157,210,948

COMMON STOCKS (73.7%)
		Consumer Discretionary (9.9%)
45,000		Amazon.com, Inc.m#	13,685,850
400,000		Carnival Corp.^m	15,724,000
300,000		Comcast Corp. - Class Am	15,528,000
650,000		Ford Motor Company^~	10,497,500
94,686		General Motors Company^m	3,264,773
245,000		Home Depot, Inc.m	19,479,950
180,000		Las Vegas Sands Corp.^m	14,243,400
123,000		McDonald's Corp.m	12,469,740
22,573		Motors Liquidation Company^#	623,805
239,000		Nike, Inc. - Class B^m	17,435,050
237,000		Starbucks Corp.m	16,736,940
10,000	CHF	Swatch Group, AG	6,430,400
153,000		TJX Companies, Inc.^m	8,901,540
320,000		Walt Disney Companym	25,388,800
60,000		Whirlpool Corp.	9,202,800

			189,612,548

		Consumer Staples (4.7%)
905,000		Coca-Cola Companym	36,914,950
165,000		Costco Wholesale Corp.m	19,087,200
400,000		Mondelez International, Inc.	14,260,000
120,000		Philip Morris International, Inc.^m	10,251,600
125,000		Walgreen Company^	8,487,500

			89,001,250

		Energy (9.1%)
800,000		BP, PLC^m	40,496,000
325,000		Chevron Corp.m	40,794,000
185,000		Continental Resources, Inc.^#	25,626,200
60,000		Diamond Offshore Drilling, Inc.^m	3,276,600
164,000		EOG Resources, Inc.^m	16,072,000
365,000		Schlumberger, Ltd.	37,065,750

NUMBER OF SHARES			VALUE

150,000	EUR	TOTAL, SA	$10,731,627

			174,062,177

		Financials (17.9%)
345,000		Allstate Corp.^m	19,647,750
165,000		American Express Company^m	14,425,950
367,000		American International Group, Inc.m	19,498,710
280,000		Arthur J. Gallagher & Company~	12,605,600
500,000		Bank of America Corp.m	7,570,000
943,000		Blackstone Group, LPm	27,846,790
945,000		Citigroup, Inc.^m	45,274,950
125,000		Discover Financial Servicesm	6,987,500
245,000		First Republic Bank^	12,436,200
180,000		Franklin Resources, Inc.^m	9,423,000
75,000		Goldman Sachs Group, Inc.~	11,986,500
985,000		JPMorgan Chase & Company~	55,140,300
1,715,000		Och-Ziff Capital Management Group, LLC - Class A#	20,562,850
94,000		State Street Corp.	6,068,640
185,000		T. Rowe Price Group, Inc.m	15,194,050
1,131,676		Wells Fargo & Company^m	56,176,396

			340,845,186

		Health Care (5.4%)
300,000		Eli Lilly and Company^m	17,730,000
275,000		Johnson & Johnson^m	27,854,750
275,000		Merck & Company, Inc.^m~	16,104,000
1,079,500		Pfizer, Inc.~	33,766,760
83,000		Zimmer Holdings, Inc.^	8,034,400

			103,489,910

		Industrials (10.1%)
89,000		Cummins, Inc.	13,425,650
440,000		Eaton Corp., PLC^m	31,961,600
176,000		Fortune Brands Home & Security, Inc.^	7,013,600
2,600,000		General Electric Companym	69,914,000
450,000		Masco Corp.^m	9,040,500
135,000	EUR	Siemens, AGm	17,809,242
157,000		Union Pacific Corp.	29,897,510
135,000		United Parcel Service, Inc.^	13,297,500

			192,359,602

		Information Technology (12.8%)
200,000		Accenture, PLC - Class A^	16,044,000
161,000		Apple, Inc.m	95,004,490
190,000		eBay, Inc.^m#	9,847,700
12,500		Google, Inc. - Class A~#	6,686,000
12,500		Google, Inc. - Class C~#	6,583,250
89,000		MasterCard, Inc. - Class Am	6,545,950
835,000		Microsoft Corp.~	33,734,000

16	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

NUMBER OF SHARES			VALUE

300,000		Nintendo Company, Ltd.m#	$3,942,720
2,200,000		Nokia Corp.^#	16,500,000
535,000		Oracle Corp.	21,870,800
195,000		QUALCOMM, Inc.	15,348,450
135,000		VMware, Inc. - Class A^#	12,488,850

			244,596,210

		Materials (1.6%)
400,000		Dow Chemical Company^m	19,960,000
210,000		Rio Tinto, PLC^m	11,400,900

			31,360,900

		Telecommunication Services (2.2%)
615,000		AT&T, Inc.^m	21,955,500
450,000	EUR	Orange, SA	7,290,579
261,000		Verizon Communications, Inc.^m	12,196,530

			41,442,609

		TOTAL COMMON STOCKS (Cost $1,388,811,826)	1,406,770,392

WARRANTS (0.2%) #
		Consumer Discretionary (0.2%)
86,079		General Motors Company 07/10/16, Strike $10.00	2,128,734
86,079		General Motors Company 07/10/19, Strike $18.33	1,471,090

		TOTAL WARRANTS (Cost $12,751,492)	3,599,824

SHORT TERM INVESTMENT (0.6%)
11,794,250		Fidelity Prime Money Market Fund - Institutional Class (Cost $11,794,250)	11,794,250

TOTAL INVESTMENTS (136.2%) (Cost $2,509,708,491)			2,598,534,966

LIABILITIES, LESS OTHER ASSETS (-36.2%)			(690,335,429)

NET ASSETS (100.0%)			$1,908,199,537

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $1,236,034,532. $332,692,000 of the collateral has been re-registered by the counterparty, BNP (see Note 7 - Borrowings).

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2014.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps and written options. The aggregate value of such securities is $5,119,055.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.970% quarterly	3 month LIBOR	07/03/14	$75,000,000	$(525,322)
BNP Paribas, SA	3.355% quarterly	3 month LIBOR	06/09/14	60,000,000	(477,698)
BNP Paribas, SA	0.934% quarterly	3 month LIBOR	07/05/17	52,000,000	146,619
BNP Paribas, SA	1.008% quarterly	3 month LIBOR	06/12/17	47,000,000	(25,852)

					$(882,253)

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL FUND SEMIANNUAL REPORT	17

Statement of Assets and Liabilities    April 30, 2014 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,509,708,491)	$2,598,534,966
Unrealized appreciation on interest rate swaps	146,619
Receivables:
Accrued interest and dividends	13,155,220
Investments sold	4,464,896
Prepaid expenses	78,160
Other assets	288,037
Total assets	2,616,667,898
LIABILITIES
Unrealized depreciation on interest rate swaps	1,028,872
Payables:
Note payable	700,000,000
Investments purchased	4,563,548
Affiliates:
Investment advisory fees	2,119,619
Deferred compensation to trustees	288,037
Financial accounting fees	24,399
Trustees' fees and officer compensation	8,840
Other accounts payable and accrued liabilities	435,046
Total liabilities	708,468,361
NET ASSETS	$1,908,199,537
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 154,514,000 shares issued and outstanding	$1,970,355,299
Undistributed net investment income (loss)	(41,627,862)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(108,472,649)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	87,944,749
NET ASSETS	$1,908,199,537
Net asset value per common shares based upon 154,514,000 shares issued and outstanding	$12.35

18	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME
Interest	$27,746,664
Dividends	21,561,511
Securities lending income	127,757
Dividend taxes withheld	(146,942)
Total investment income	49,288,990

EXPENSES
Investment advisory fees	12,775,425
Interest expense and related fees	2,770,259
Financial accounting fees	146,711
Printing and mailing fees	137,449
Accounting fees	72,472
Audit fees	55,535
Trustees’ fees and officer compensation	51,324
Custodian fees	42,242
Legal fees	20,419
Registration fees	12,426
Transfer agent fees	12,124
Other	82,561
Total expenses	16,178,947
NET INVESTMENT INCOME (LOSS)	33,110,043

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	12,352,248
Purchased options	(648,905)
Foreign currency transactions	(64,742)
Interest rate swaps	(3,375,748)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	99,850,209
Purchased options	(2,265,250)
Foreign currency translations	35,649
Interest rate swaps	3,367,786
NET GAIN (LOSS)	109,251,247
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$142,361,290

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	19

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013
OPERATIONS
Net investment income (loss)	$33,110,043	$63,032,617
Net realized gain (loss)	8,262,853	50,432,826
Change in unrealized appreciation/(depreciation)	100,988,394	217,567,510
Net increase (decrease) in net assets applicable to shareholders resulting from operations	142,361,290	331,032,953

DISTRIBUTIONS FROM
Net investment income	(66,827,305)	(91,788,933)
Return of capital	—	(38,002,827)
Net decrease in net assets from distributions	(66,827,305)	(129,791,760)
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,533,985	201,241,193

NET ASSETS
Beginning of period	$1,832,665,552	$1,631,424,359
End of period	1,908,199,537	1,832,665,552
Undistributed net investment income (loss)	$(41,627,862)	$(7,910,600)

20	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Six Months Ended April 30, 2014 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$142,361,290
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(338,182,386)
Net proceeds from disposition of short term investments	15,059,987
Proceeds from disposition of investment securities	361,745,620
Amortization and accretion of fixed-income securities	(3,621,205)
Net realized gains/losses from investments, excluding purchased options	(12,352,248)
Net realized gains/losses from purchased options	648,905
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(99,850,209)
Change in unrealized appreciation or depreciation on purchased options	2,265,250
Change in unrealized appreciation or depreciation on interest rate swaps	(3,367,786)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,704,913
Prepaid expenses	(58,164)
Other assets	(4,740)
Increase/(decrease) in liabilities:
Payables to affiliates	968
Other accounts payable and accrued liabilities	(98,310)
Net cash provided by/(used in) operating activities	$66,251,885

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(66,827,305)
Net cash provided by/(used in) financing activities	$(66,827,305)
Net increase/(decrease) in cash	$(575,420)
Cash at beginning of period	$575,420
Cash at end of period	$—
Supplemental disclosure
Cash paid for interest and related fees	$2,763,161

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	21

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund invests primarily in common and preferred stocks and income producing securities such as investment grade and below investment grade debt securities.

Fund Valuation.  The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

22	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2014. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of the Fund and Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund's taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2013 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund's organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund's management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. "Managed assets" means a fund's total assets

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	23

Notes to Financial Statements    (Unaudited)

(including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $288,037 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2014. The Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2014.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2014 were as follows:

Cost of purchases	$255,761,913
Proceeds from sales	272,753,184

The following information is presented on a federal income tax basis as of April 30, 2014. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2014 was as follows:

Cost basis of investments	$2,605,674,753

Gross unrealized appreciation	270,772,842
Gross unrealized depreciation	(277,912,629)

Net unrealized appreciation (depreciation)	$(7,139,787)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial

24	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2014 will be determined at the end of the Fund's current fiscal year.

Distributions for the year ended October 31, 2013 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2013
Distributions paid from:
Ordinary income	$91,788,933
Return of capital	38,002,827

As of October 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(26,401,229)
Net unrealized gains/(losses)	(111,067,770)

Total accumulated earnings/(losses)	(137,468,999)
Other	(220,748)
Paid-in capital	1,970,355,299

Net assets applicable to common shareholders	$1,832,665,552

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2013, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2018	$(26,401,229)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at April 30, 2014. Calamos Advisors owned 32,582 of the outstanding shares at April 30, 2014. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013
Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distributions	—	—

Ending shares	154,514,000	154,514,000

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund's common shares at the time such common shares are initially sold.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	25

Notes to Financial Statements    (Unaudited)

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty payables and/or receivables of certain derivative financial instrument’s with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2014.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options has minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2014, the Fund had outstanding purchased options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund's borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement

26	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2014, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of April 30, 2014, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest rate swaps[1]	$146,619	$1,028,872
Options purchased[2]	21,308,700	—

	$21,455,319	$1,028,872

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
BNP Paribas, SA	ISDA	$146,619	$1,028,872	$882,253	$—	$—

		$146,619	$1,028,872	$882,253	$—	$—

(1)	Generally, the Statement of Assets and Liabilities location for “Interest Rate Swaps” is “Unrealized appreciation (depreciation) on interest rate swaps.”

(2)	Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities.”

For the period ended April 30, 2014, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE ACTIVITY
Options purchased	6,640

*	Activity during the period is measured by opened number of contracts for options purchased.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the "BNP Agreement") with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $367.5 million and a lending agreement (Lending Agreement), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $367.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	27

Notes to Financial Statements    (Unaudited)

amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended April 30, 2014, the average borrowings under the Agreements were $700.0 million. For the period ended April 30, 2014, the average interest rate was 0.63%. As of April 30, 2014, the amount of total outstanding borrowings was $700.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2014 was 0.88%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the securities Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of April 30, 2014, the Fund used approximately $236.2 million of its cash collateral to offset the SSB Agreement, representing 9.1% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.44%, which can fluctuate depending on interest rates.

28	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Fund's investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund's own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund's holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$432,764,759	$—	$432,764,759
Convertible Bonds	—	442,063,679	—	442,063,679
U.S. Government and Agency Securities	—	2,271,354	—	2,271,354
Synthetic Convertible Securities (Corporate Bonds)	—	120,120,685	—	120,120,685
Synthetic Convertible Securities (U.S. Government and Agency Securities)	—	630,375	—	630,375
Synthetic Convertible Securities (Purchased Options)	21,308,700	—	—	21,308,700
Convertible Preferred Stocks	106,115,515	51,095,433	—	157,210,948
Common Stocks U.S.	1,359,942,019	4,566,525	—	1,364,508,544
Common Stocks Foreign	—	42,261,848	—	42,261,848
Warrants	3,599,824	—	—	3,599,824
Short Term Investment	11,794,250	—	—	11,794,250
Interest Rate Swaps	—	146,619	—	146,619

Total	$1,502,760,308	$1,095,921,277	$—	$2,598,681,585

Liabilities:
Interest Rate Swaps	$—	$1,028,872	$—	$1,028,872

Total	$—	$1,028,872	$—	$1,028,872

Investments, at Value:	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Common Stocks U.S.	$—	$623,805	$623,805	$—

Total	$—	$623,805	$623,805	$—

*	Transfers from Level 1 to Level 2 were due to a pricing source change from exchange traded to over the counter.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	29

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.86		$10.56	$10.15	$10.27	$9.39	$7.92
Income from investment operations:
Net investment income (loss)*	0.21		0.41	0.44	0.46	0.51	0.51
Net realized and unrealized gain (loss)	0.71		1.73	0.76	0.05	1.00	1.82
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	—	—	(0.01)
Total from investment operations	0.92		2.14	1.20	0.51	1.51	2.32
Less distributions to common shareholders from:
Net investment income	(0.43)		(0.59)	(0.67)	(0.50)	(0.51)	(0.59)
Return of capital	—		(0.25)	(0.12)	(0.13)	(0.12)	(0.26)
Total distributions	(0.43)		(0.84)	(0.79)	(0.63)	(0.63)	(0.85)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—		—	—	—	—	— (a)
Premiums from shares sold in at the market offerings	—		—	—	—	—	—
Net asset value, end of period	$12.35		$11.86	$10.56	$10.15	$10.27	$9.39
Market value, end of period	$11.28		$10.56	$10.25	$8.69	$9.06	$8.11
Total investment return based on:(b)
Net asset value	8.25%		21.83%	12.97%	5.84%	17.61%	34.79%
Market value	11.04%		11.75%	28.08%	2.72%	20.13%	32.85%
Net assets, end of period (000)	$1,908,200		$1,832,666	$1,631,424	$1,567,880	$1,586,968	$1,451,127
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.74%	(d)	1.79%	1.91%	1.93%	2.24%	2.81%
Gross expenses prior to expense reductions and earnings credits(c)	1.74%	(d)	1.79%	1.91%	1.93%	2.24%	2.81%
Net expenses, excluding interest expense	1.44%	(d)	1.44%	1.45%	1.41%	1.46%	1.69%
Net investment income (loss)(c)	3.56%	(d)	3.71%	4.25%	4.31%	5.16%	6.56%
Preferred share distributions	—%		—%	—%	—%	—%	0.09%
Net investment income (loss), net of preferred share distributions from net investment income	3.56%	(d)	3.71%	4.25%	4.31%	5.16%	6.47%
Portfolio turnover rate	10%		55%	48%	30%	25%	11%
Average commission rate paid	$0.0174		$0.0234	$0.0171	$—	$0.0113	$0.0159
Asset coverage per $1,000 of loan outstanding(e)	$3,726		$3,619	$3,832	$3,722	$3,944	$3,692

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund's total liabilities (not including Note payable) and preferred shares from the Fund's total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

30	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Strategic Total Return Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2014, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the six-month period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2013 and the financial highlights for each of the five years in the period then ended; and in our report dated December 16, 2013, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 20, 2014

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	31

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

32	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	33

Automatic Dividend Reinvestment Plan

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

34	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2013, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

Washington, DC

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2014 Calamos investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos investments LLC.

CSQSAN 1946 2014

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics—Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 20, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 20, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 20, 2014